UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2022

SmileDirectClub, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of SmileDirectClub, Inc. (the “Company”) held on June 3, 2022, the stockholders of the Company voted on four proposals as described below.

1.The Company’s stockholders elected two Class III directors, who comprise all of the directors of such class, each to serve until the 2025 Annual Meeting of Stockholders or until his successor has been duly elected and qualified, subject to earlier resignation or removal. Each nominee for director was elected by a vote of the stockholders as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jordan Katzman	2,581,158,944	5,482,202	52,296,855
Steven Katzman	2,577,123,221	9,517,925	52,296,855

2.The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions
2,599,257,720	2,726,331	36,953,950

3.The Company’s stockholders voted, on an advisory, non-binding, basis, to approve the Company’s named executive officer compensation, as disclosed in the Company’s 2022 Proxy Statement, by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,581,792,768	4,615,296	233,082	52,296,855

4.The Company’s stockholders voted, on an advisory, non-binding, basis, to approve the frequency of future advisory votes to approve the Company’s named executive officer compensation, as disclosed in the proxy statement for the meeting, by a vote of the stockholders as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
2,585,260,101	603,958	410,353	366,734	52,296,855

On June 3, 2022, following the Annual Meeting, the Board of Directors determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of such vote, which will occur no later than the Company’s annual meeting of stockholders in 2028.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

By:	/s/ Troy Crawford

Name:	Troy Crawford
Title:	Chief Financial Officer

Date: June 8, 2022